UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 24, 2011

(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

157 Church Street, New Haven, Connecticut		06506
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number,
Including Area Code		(203) 499-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 24, 2011, UIL Holdings Corporation (the “Registrant”) disclosed the information, contained in the exhibits attached hereto, relating to its wholly owned utility subsidiaries, The United Illuminating Company, Connecticut Natural Gas Corporation, The Southern Connecticut Gas Company and The Berkshire Gas Company.

The information in this Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits – The following exhibit is furnished as part of this report:

99.1	The United Illuminating Company Audited Financial Statements as of and for the years ended December 31, 2010 and 2009.
99.2
Connecticut Natural Gas Corporation Financial Statements for the period November 17, 2010 to December 31, 2010 (Successor), the period January 1, 2010 to November 16, 2010 (Predecessor), and the Year Ended December 31, 2009 (Predecessor).

99.3
The Southern Connecticut Gas Company Financial Statements for the period November 17, 2010 to December 31, 2010 (Successor), the period January 1, 2010 to November 16, 2010 (Predecessor), and the Year Ended December 31, 2009 (Predecessor).

99.4
The Berkshire Gas Company Financial Statements for the Period from November 17, 2010 to December 31, 2010 (Successor), the period January 1, 2010 to November 16, 2010 (Predecessor), and the Year Ended December 31, 2009 (Predecessor).

99.5	Financial Statements of The United Illuminating Company as of and for the three months ended March 31, 2011 and 2010 (Unaudited).
99.6	Connecticut Natural Gas Corporation Financial Statements (Unaudited) for the three months ended March 31, 2011 and 2010.
99.7	The Southern Connecticut Gas Financial Statements (Unaudited) for the three months ended March 31, 2011 and 2010.
99.8	The Berkshire Gas Company Financial Statements (Unaudited) for the three months ended March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION
Registrant

Date: 6/24/11	By /s/ Richard J. Nicholas
Richard J. Nicholas
Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	The United Illuminating Company Audited Financial Statements as of and for the years ended December 31, 2010 and 2009.
99.2
Connecticut Natural Gas Corporation Financial Statements for the period November 17, 2010 to December 31, 2010 (Successor), the period January 1, 2010 to November 16, 2010 (Predecessor), and the Year Ended December 31, 2009 (Predecessor).

99.3
The Southern Connecticut Gas Company Financial Statements for the period November 17, 2010 to December 31, 2010 (Successor), the period January 1, 2010 to November 16, 2010 (Predecessor), and the Year Ended December 31, 2009 (Predecessor).

99.4
The Berkshire Gas Company Financial Statements for the Period from November 17, 2010 to December 31, 2010 (Successor), the period January 1, 2010 to November 16, 2010 (Predecessor), and the Year Ended December 31, 2009 (Predecessor).

99.5	Financial Statements of The United Illuminating Company as of and for the three months ended March 31, 2011 and 2010 (Unaudited).
99.6	Connecticut Natural Gas Corporation Financial Statements (Unaudited) for the three months ended March 31, 2011 and 2010.
99.7	The Southern Connecticut Gas Financial Statements (Unaudited) for the three months ended March 31, 2011 and 2010.
99.8	The Berkshire Gas Company Financial Statements (Unaudited) for the three months ended March 31, 2011.